SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

AdvisorOne Funds

(Name of Registrant as Specified in Its Charter)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dear Retirement Plan Administrator,

You should have received today an overnight package containing voting materials for an upcoming meeting of the AdvisorOne Funds.

IT IS VERY IMPORTANT THAT YOU TAKE A FEW MOMENTS TO VOTE ON THE PROPOSALS.

We are required by law to have half of the outstanding shareholders vote on the pending matters.  You can assist us in driving down the costs of soliciting shareholder approval (an expense that is partially paid by shareholders) by voting today.  If we do not receive your vote, we may be required to send additional materials to you, which may cause shareholders in your retirement plan to incur additional expenses.  Please help us avoid this unnecessary expense by voting today.

The AdvisorOne Funds have made it very easy for you to vote.  Please refer to your overnight package and use one the following methods to record your vote.

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Online:  Log on to the website listed on your proxy card; enter your control number located on your proxy card, and vote by following the on screen prompts.

2.

Phone:  Please call the toll-free touchtone voting number listed on your proxy card with your control number located on your proxy card and follow the touchtone prompts.

PLEASE VOTE TODAY

If you have recently voted, thank you and please disregard this notice.

 If you have any questions, please call (888) 455-4244. Thank you for your prompt attention to this matter.

0763-CLS-4/2/2013